UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 3, 2005

WALTER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13711	13-3429953
(Commission File Number)	(IRS Employer Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

(813) 871-4811

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Walter Industries, Inc. (“the Company”) under items 1.01, 1.02, 2.01, 2.03, 2.04 and 9.01 on October 5, 2005 (the Initial 8-K).  Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 2.01            Completion of Acquisition or Disposition of Assets.

On October 3, 2005, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 17, 2005, among the Company, Mueller Water Products, Inc., DLJ Merchant Banking II, Inc., as the stockholders’ representative, and the Company’s wholly-owned subsidiary, JW MergerCo, Inc. (“MergerCo”), the Company consummated the acquisition of Mueller Water Products, Inc. through the merger of MergerCo into Mueller Water Products, Inc. (the “Merger”).  Mueller Water Products, Inc. was the surviving corporation in the Merger.  On September 22, 2005, the Company contributed United States Pipe and Foundry, Inc., a wholly-owned subsidiary of the Company, to Mueller HoldCo, a wholly-owned subsidiary of the Company, which was subsequently converted into an Alabama limited liability company, and changed its name to United States Pipe and Foundry, LLC (“U.S. Pipe”).  Immediately following the Merger, Mueller Water Products, Inc. and Mueller Group, Inc., a wholly-owned subsidiary of the Company, were converted into Delaware limited liability companies pursuant to Delaware law (the “Conversions”), and changed their names to Mueller Water Products, LLC (“Mueller Water”) and Mueller Group, LLC, respectively.  Immediately following the Conversions, Mueller HoldCo contributed U.S. Pipe to Mueller Water, which then contributed U.S. Pipe to Mueller Group.

The aggregate purchase price paid for all outstanding shares of common stock, par value $0.01, of Mueller Water Products, Inc. was approximately $928.6 million, subject to the post-closing adjustments specified in the Merger Agreement based on Mueller Water Products, Inc.’s working capital upon the closing of the transaction.  The aggregate purchase price was funded through the use of the Company’s available cash and borrowings available under the Walter Credit Agreement and the Mueller Credit Agreement.  Borrowings under the Mueller Credit Agreement funded a dividend of $445.0 million from Mueller Water to Mueller HoldCo, and a $20.0 million loan from Mueller Group to Mueller HoldCo in exchange for a 9% Subordinated Note Due 2013 of Mueller HoldCo.  A copy of the Company’s press release announcing the completion of the Merger has been furnished on a Current Report on Form 8-K filed by the Company on October 3, 2005.

Item 9.01               Financial Statements and Exhibits.

(a)   Financial Statements Of Businesses Acquired.

The audited consolidated financial statements of Mueller Water and Mueller Group, LLC as of September 30, 2005 and 2004 and for each of the three years in the period ended September 30, 2005 were filed on Form 10-K with the SEC on December 19, 2005  and are incorporated herein by this reference.

(b)   Pro Forma Financial Information.

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference.

(c)   Exhibits

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

	By:	/s/ Victor P. Patrick
Name: Victor P. Patrick
Title: Senior Vice President,
General Counsel and Secretary

Date: December 19, 2005

WALTER INDUSTRIES, INC.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited pro forma condensed combined financial statements